SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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     6(e)(2))
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[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                            Prudent Bear Funds, Inc.
                            ------------------------
                (Name of Registrant as Specified in its Charter)

    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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     to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee  is
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[ ]  Fee paid previously with preliminary materials.

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     previously.  Identify the previous filing by registration statement number,
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4.   Date Filed:

PRUDENT BEAR FUNDS, INC.
8140 Walnut Hill Lane, Suite 300 l Dallas, Texas 75231
(888) PRU-BEAR (778-2327) l  Fax (214) 696-5556
WWW.PRUDENTBEAR.COM

                           NOTICE OF SPECIAL MEETING
                                OF SHAREHOLDERS

           OF PRUDENT BEAR FUNDS, INC. TO BE HELD SEPTEMBER 23, 2002

TO SHAREHOLDERS OF PRUDENT BEAR FUNDS, INC.:

  We invite you to attend a special meeting of shareholders of Prudent Bear Funds, Inc., a Maryland corporation, which has two portfolios, the Prudent Bear Fund and the Prudent Safe Harbor Fund, on September 23, 2002, at 12:00 p.m. (Central Daylight Time), at 8140 Walnut Hill Lane, Suite 300, Dallas, Texas
75231 (the "Special Meeting"). As we describe in the accompanying proxy statement, the shareholders will vote on (1) a proposal to elect five directors and (2) any other business that may properly come before the Special Meeting.

  We have enclosed a proxy card with this proxy statement. YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE PROXY CARD AND MAIL IT AS SOON AS YOU CAN IN THE ENVELOPE WE HAVE PROVIDED, OR FOLLOW THE INSTRUCTIONS ON THE PROXY CARD FOR VOTING BY TELEPHONE OR OVER THE INTERNET.

  We look forward to seeing you at the Special Meeting.

                         PRUDENT BEAR FUNDS, INC.

                         /s/Gregg Jahnke

                         Gregg Jahnke
                         Secretary

Dallas, Texas
August 7, 2002

                           FREQUENTLY ASKED QUESTIONS

Q: WHY HAVE I RECEIVED THIS PROXY STATEMENT?

   Our directors have sent you this proxy statement, starting around August 7, 2002 to ask for your vote as a shareholder of Prudent Bear Funds, Inc., a Maryland corporation (the "Corporation").

Q: WHAT AM I VOTING ON?

   You will vote on a proposal to elect five directors if you owned shares of either the Prudent Bear Fund or the Prudent Safe Harbor Fund (each, a "Fund" and together, the "Funds"), on the record date of the Special Meeting. Our directors are not aware of any other matter that will be presented to you at the Special Meeting.

Q: WHO IS ENTITLED TO VOTE?

   If you owned shares of either Fund as of the close of business on the record date, July 31, 2002, then you are entitled to vote. You will be entitled to one vote per share for each share you own on the record date.

Q: DO I NEED TO ATTEND THE SPECIAL MEETING IN ORDER TO VOTE?

   No.   You  can vote  in person  at  the Special  Meeting, by  completing  and mailing the enclosed proxy card, or by telephone or over the internet by following the instructions on the enclosed proxy card.

Q: HOW WILL PROXIES BE SOLICITED?

   We will solicit proxies by mail. In addition, certain of our officers and employees may solicit by telephone, telegraph and personally. We will not pay these officers and employees specifically for soliciting proxies. We will bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy material.

Q: HOW MANY SHARES OF THE CORPORATION'S STOCK ARE ENTITLED TO VOTE?

   As of the record date, the combined number of shares of the Corporation's stock that were entitled to vote at the Special Meeting was 50,539,093, consisting of 41,543,178 shares of the Prudent Bear Fund and 8,945,915 shares of the Prudent Safe Harbor Fund.

Q: WHAT HAPPENS IF THE SPECIAL MEETING IS ADJOURNED?

   The Special Meeting could be adjourned if, for example, a quorum does not exist. For purposes of any adjournment, proxies will be voted "for" adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments.

Q: WHAT CONSTITUTES A QUORUM?

   A "quorum" refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business. A quorum is present if a majority of the votes of the shares of the Corporation's stock entitled to be cast are present in person or by proxy.

Q: WHAT HAPPENS IF I SIGN AND RETURN MY PROXY CARD BUT DO NOT MARK MY VOTE?

   David W. Tice and Gregg Jahnke, as proxies, will vote your shares to elect five directors.

Q: MAY I REVOKE MY PROXY?

   You may revoke your proxy at any time before it is exercised by giving notice of your revocation to us in writing or by voting a subsequent proxy. Your presence at the Special Meeting does not itself revoke your proxy.

Q: WHO WILL COUNT THE VOTES?

   Management of the Corporation, or its designee, will count the votes and act as inspector of elections.

Q: HOW CAN I OBTAIN A COPY OF THE ANNUAL REPORT?

   You may request a copy of our latest annual report and semi-annual report succeeding the annual report by writing to Prudent Bear Funds, Inc., 8140 Walnut Hill Lane, Suite 300, Dallas, Texas 75231, Attention Corporate Secretary, or by calling 1-888-778-2327. We will furnish these copies free of charge.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

  The following table sets forth certain information regarding the beneficial ownership of shares of the Funds as of July 31, 2002 by: (a) each named executive officer and director; (b) all of the named executive officers and directors as a group; and (c) each person or entity known by the Corporation to own beneficially more than 5% of the total number of the outstanding shares of both Funds:

NAME AND (RESPECTING 5% HOLDERS)           NUMBER OF SHARES        PERCENTAGE
ADDRESS OF BENEFICIAL OWNER               BENEFICIALLY OWNED        OWNERSHIP
--------------------------------          ------------------        ---------
Charles Schwab & Co. Inc.                  12,086,203(1)<F1>          24%
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp.           9,973,372(1)<F1>          20%
One World Financial Center
200 Liberty Street
New York, NY 10281

National Investor Services Corp.            3,189,892(1)<F1>           6%
55 Water Street - Floor 32
New York, NY 10041

David W. Tice                                  11,879                   (2)<F2>

Gregg Jahnke                                        0                   (2)<F2>

David Eric Luck                                87,487                   (2)<F2>

Elwyn Kim Evans                                23,300                   (2)<F2>

Edmund M. McCarthy                              5,332                   (2)<F2>

Officers, directors and nominees
  as a group (5 persons)                      127,998                   (2)<F2>

(1)<F1> The shares owned by Charles Schwab & Co. Inc., National Financial Services Corp. and National Investor Services Corp. were owned of record only.
(2)<F2>  Less than one percent.

                          DOLLAR RANGE OF FUND SHARES

  The following table describes the dollar range of shares of the Funds beneficially owned by each director and nominee as of July 31, 2002:

                                                              AGGREGATE DOLLAR
                                                              RANGE OF EQUITY
                                                             SECURITIES IN ALL
                                                             FUNDS OVERSEEN OR
                             DOLLAR RANGE OF EQUITY            TO BE OVERSEEN
                            SECURITIES IN EACH FUND            BY DIRECTOR OR
                        -------------------------------      NOMINEE IN FAMILY
                         PRUDENT           PRUDENT SAFE        OF INVESTMENT
DIRECTOR OR NOMINEE     BEAR FUND          HARBOR FUND        COMPANIES(1)<F3>
-------------------     ---------          -----------        ----------------
David W. Tice          $1 - $10,000            None             $1 - $10,000
Gregg Jahnke               None                None                 None
David Eric Luck       Over $100,000       Over $100,000        Over $100,000
Elwyn Kim Evans       Over $100,000            None            Over $100,000
Edmund M. McCarthy  $10,001 - $50,000   $10,001 - $50,000    $10,001 - $50,000

(1)<F3> The Prudent Bear Fund and the Prudent Safe Harbor Fund are the only two funds in their family of investment companies.

                  PROPOSAL NO. 1:  ELECTION OF FIVE DIRECTORS

  DIRECTOR NOMINEES.   At the Special Meeting, we  will elect five directors  to
  -----------------
hold office until their respective successors are chosen and qualified. The current directors have nominated five people for election. As proxies, David W. Tice and Gregg Jahnke intend to vote for the election of all of the directors' nominees. They will also vote proxies for any other person that the directors may recommend in place of a nominee if that nominee becomes unable to serve as a director before the Special Meeting.

  Each of the nominees is currently a director except for Mr. Gregg Jahnke and Mr. Edmund M. McCarthy. Each nominee has consented to being named as a nominee and to serve if elected.

  Certain important information regarding our directors and nominees (including their principal occupations for at least the last five years) is as follows (the Funds are the only portfolios in their fund complex):

  INTERESTED NOMINEES  (as defined in  the Investment Company  Act of 1940  (the
  -------------------
"1940 Act")):

                                              TERM OF                 PRINCIPAL                OTHER
                        POSITION(S)          OFFICE AND             OCCUPATION(S)          DIRECTORSHIPS
NAME, ADDRESS               HELD             LENGTH OF                  DURING            HELD BY DIRECTOR
AND AGE                  WITH FUND          TIME SERVED              PAST 5 YEARS            OR NOMINEE
-------------            ---------          -----------              ------------         ----------------
David W. Tice(1)<F4>     Director       Indefinite, Director      President of                  None
8140 Walnut Hill Lane                   since 1995                David W. Tice
Suite 300                                                         & Associates, Inc.
Dallas, TX 75231         President      One year term,
                                        President since 1995
Age 47
                         Treasurer      One year term,
                                        Treasurer since 1995

Gregg Jahnke(2)<F5>      Nominee        Indefinite, Director      Analyst and senior            None
8140 Walnut Hill Lane                   from 1995 to 2002         strategist for
Suite 300                                                         David W. Tice &
Dallas, TX 75231         Vice           One year term, Vice       Associates, Inc.
                         President      President since 1995
Age 44
                         Secretary      One year term,
                                        Secretary since 1995

(1)<F4> Mr. David W. Tice is an interested nominee because he is the President and sole shareholder of David W. Tice & Associates, Inc., the Funds' investment adviser, and because he is an officer of the Corporation.
(2)<F5> Mr. Gregg Jahnke resigned as a director effective June 30, 2002 in order for the Funds to comply with certain Securities and Exchange Commission regulations requiring the Funds to have a majority of their directors consist of persons who are not interested persons of the Fund. Mr. Jahnke is an interested nominee because he is an employee of David W. Tice & Associates, Inc., the Funds' investment adviser, and because he is an officer of the Corporation.

  NON-INTERESTED NOMINEES:
  ------------------------

                                              TERM OF                 PRINCIPAL                OTHER
                        POSITION(S)          OFFICE AND             OCCUPATION(S)          DIRECTORSHIPS
NAME, ADDRESS               HELD             LENGTH OF                  DURING            HELD BY DIRECTOR
AND AGE                  WITH FUND          TIME SERVED              PAST 5 YEARS            OR NOMINEE
-------------            ---------          -----------              ------------         ----------------
David Eric Luck          Director       Indefinite, Director      President of                  None
9223 Club Glen Drive                    since 1995                Redstone Oil &
Dallas, TX 75243                                                  Gas Company

Age 47

Elwyn Kim Evans          Director       Indefinite, Director      Private investor              None
1829 Claridge Court                     since 2000
Maitland, FL 32789

Age 56

Edmund M. McCarthy       Nominee        Not applicable            Principal, President          None
6060 SW 85th Street                                               and CEO of Financial
Miami, FL 33143                                                   Risk Management
                                                                  Advisors Co.
Age 67

  Investment Adviser.  The investment adviser to the Funds is David W. Tice &
  -------------------
  Associates, Inc. (the "Adviser"). The Adviser's address is 8140 Walnut Hill Lane, Suite 300, Dallas, TX 75231. Pursuant to an investment advisory agreement between the Funds and the Adviser, the Adviser furnishes continuous investment advisory services and management to the Funds. The Adviser is controlled by David W. Tice, who is the President and sole shareholder of the Adviser.

  Compensation.  The Fund's standard method of compensating directors is to pay
  -------------
  each director who is not an interested person of the Corporation a fee of $750 for each meeting of the board of directors attended. The Corporation also may reimburse its directors for travel expenses incurred in order to attend meetings of the board of directors. The table below sets forth the compensation paid by the Fund to each of the current directors during the fiscal year ended September 30, 2001:

                               COMPENSATION TABLE

                                   PENSION OR                         TOTAL
                   AGGREGATE       RETIREMENT        ESTIMATED     COMPENSATION
                  COMPENSATION  BENEFITS ACCRUED      ANNUAL         FROM THE
                      FROM       AS PART OF FUND   BENEFITS UPON    FUND PAID
NAME OF PERSON      THE FUND      EXPENDITURES      RETIREMENT     TO DIRECTORS
--------------    ------------  ----------------   -------------   ------------
David W. Tice            $0            $0               $0                $0
Gregg Jahnke             $0            $0               $0                $0
David Eric Luck      $3,000            $0               $0            $3,000
Elwyn Kim Evans      $3,000            $0               $0            $3,000
Buril Ragsdale*<F6>  $3,000            $0               $0            $3,000

*<F6> Mr. Ragsdale resigned as a director of the Corporation effective March 8, 2002.

  Director Meetings and Committees.  A total of four meetings of the board of
  ---------------------------------
  directors were held during the fiscal year ended September 30, 2001. The Corporation's board of directors has created an Audit Committee, whose members are Messrs. Luck and Evans. The Audit Committee's written charter provides that the primary functions of the Audit Committee are to recommend to the board of directors the independent accountants to be retained to perform the annual audit, to review the results of the audit, to review the Corporation's internal controls and to review certain other matters relating to the Corporation's accountants and financial records. The Corporation's board of directors has no other committees. The Corporation's Audit Committee met a total of two times during the fiscal year ended September 30, 2001.

  Required Vote.  Under the Corporation's Bylaws, shareholders elect directors
  --------------
  by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present. For this purpose, "plurality" means that the nominees receiving the largest number of votes from the shareholders will be elected as directors. Abstentions and broker non-votes (if any) will be counted as votes present for purposes of determining whether a quorum is present. Assuming a quorum is present, any shares which do not vote, whether by abstention or otherwise, will not affect the election of directors.

  Recommendation.  The directors recommend a vote "FOR" all the nominees.
  ---------------

                                 ADMINISTRATOR

  The administrator for the Funds is U.S. Bancorp Fund Services, LLC (f/k/a Firstar Mutual Fund Services, LLC). Its principal office is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Funds have no principal underwriter.

                         INDEPENDENT PUBLIC ACCOUNTANTS

  PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, currently serves as the independent accountants for the Corporation. Representatives of PricewaterhouseCoopers LLP are not expected to attend the Special Meeting.

  Audit Fees.  For the Corporation's fiscal year ended September 30, 2001, the
  -----------
  aggregate fees paid to PricewaterhouseCoopers LLP for professional services rendered for the audit of the Corporation's annual financial statements were $58,100.

  Financial Information Systems Design and Implementation.  The Corporation did
  --------------------------------------------------------
  not pay PricewaterhouseCoopers LLP any fees for services related to financial information systems design and implementation during the fiscal year ended September 30, 2001.

  All Other Fees.  For the Corporation's fiscal year ended September 30, 2001,
  ---------------
  the aggregate fees paid to PricewaterhouseCoopers LLP for all other professional services rendered for the Corporation, the Adviser and any entity controlling, controlled by or under common control with the Adviser, were $10,800. These fees were for reviewing the Corporation's tax returns.

  The Corporation's Audit Committee does not consider non-audit services rendered by PricewaterhouseCoopers LLP to be incompatible with maintaining the independence of PricewaterhouseCoopers LLP.

                        RECEIPT OF SHAREHOLDER PROPOSALS

  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in our proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by us of any such proposal. Since we do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by us a reasonable time before the solicitation of proxies for the meeting is made. The fact that we receive a shareholder proposal in a timely manner does not ensure its inclusion in our proxy materials since there are other requirements in the proxy rules relating to such inclusion.

                                 OTHER MATTERS

  The directors know of no other matters that may come before the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.

                                  SOLICITATION

  We will bear the cost of soliciting proxies and the cost of the Special Meeting. We expect to solicit proxies mainly by mail. Some of our employees may also solicit proxies personally and by telephone. Also, we will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Corporation.

  YOU MAY REQUEST A COPY OF OUR LATEST ANNUAL REPORT AND SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT BY WRITING TO PRUDENT BEAR FUNDS, INC., 8140 WALNUT HILL LANE, SUITE 300, DALLAS, TEXAS 75231, ATTENTION CORPORATE SECRETARY, OR BY CALLING 1-888-778-2327. WE WILL FURNISH THESE COPIES FREE OF CHARGE.

                                        PRUDENT BEAR FUNDS, INC.

                                        /s/Gregg Jahnke

                                        Gregg Jahnke
                                        Secretary

Dallas, Texas
August 7, 2002